O’Shaughnessy Market Leaders Value Fund
(the “Fund”)

Class I — OFVIX

Supplement dated February 2, 2024 to the
Summary Prospectus dated October 30, 2023

Effective on February 2, 2024, Christopher Meredith will no longer serve as a portfolio manager of the Fund. Effective the same day, Ehren Stanhope will begin serving as a portfolio manager of the Fund. Scott Bartone, Daniel Nitiutomo and Claire Noel will remain as portfolio managers jointly and primarily responsible for the day-to-day management of the Fund together with Ehren Stanhope.

As of February 2, 2024, the portfolio manager information disclosed in the section titled “Management” of the Fund’s Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers: The following individuals serve as the Fund’s portfolio managers:

Portfolio Managers	Since	Primary Title with the Adviser
Scott Bartone	2018	Principal and Portfolio Manager
Daniel Nitiutomo	2022	Managing Director and Portfolio Manager
Claire Noel	2022	Managing Director and Portfolio Manager
Ehren Stanhope	2024	Principal and Portfolio Manager

Please retain this Supplement with your Summary Prospectus for future reference.